Exhibit 99.1

CB Richard Ellis Group, Inc.

Worldwide
Business Activity 2010

Offices	438*

Employees	31,000**

Total Transaction Value	$128.1 billion

Property Sales (# of Transactions)	12,675

Property Sales (Transaction Value)	$65.3 billion

Property Leasing (# of Transactions)	47,600

Property Leasing (Transaction Value)	$62.8 billion

Property & Corporate Facilities Under Management	2.9 billion sq.ft.*

Loan Originations	$15.7 billion***

Loan Servicing	$123.1 billion****

Investment Assets Under Management	$37.6 billion

Development in Process	$4.9 billion*****

Valuation & Advisory Assignments	115,275

Project Management Contract Value	$14.6 billion

* includes affiliate offices
** excludes approximately 4,900 affiliate employees
*** includes loan sale advisory
**** includes loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate
***** includes $1.6 billion of Long-Term Operating Assets (projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition)

CB Richard Ellis Group, Inc.

Americas
Business Activity 2010

Offices	200*

Employees	19,300+**

Total Transaction Value	$73.7 billion

Property Sales (# of Transactions)	4,350

Property Sales (Transaction Value)	$29.8 billion

Property Leasing (# of Transactions)	30,975

Property Leasing (Transaction Value)	$43.9 billion

Tenant Rep	$26.1 billion
Landlord Rep	$17.8 billion

Property & Corporate Facilities Under Management	1.45 billion sq. ft.*

Loan Originations	$14.5 billion***

Loan Servicing	$112.7 billion****

Investment Assets Under Management	$21.4 billion

Development in Process	$4.9 billion*****

Valuation & Advisory Assignments	31,525

Project Management Contract Value	$9.9 billion

* includes affiliate offices
** excludes approximately 1,600 affiliate employees
*** includes loan sale advisory
**** reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate
***** includes $1.6 billion of Long-Term Operating Assets (projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition)

CB Richard Ellis Group, Inc.

EMEA
Business Activity 2010

Offices	144*

Employees	4,475+**

Total Transaction Value	$33.5 billion

Property Sales (# of Transactions)	1,900

Property Sales (Transaction Value)	$18.9 billion

Property Leasing (# of Transactions)	5,125

Property Leasing (Transaction Value)	$14.6 billion

Property & Corporate Facilities Under Management	0.5 billion sq. ft.*

Loan Originations	$1.2 billion***

Loan Servicing	$10.4 billion

Investment Assets Under Management	$15.1 billion

Valuation & Advisory Assignments	64,025

Project Management Contract Value	$1.1 billion

* includes affiliate offices
** excludes approximately 1,400 affiliate employees
***includes loan sale advisory

CB Richard Ellis Group, Inc.

Asia Pacific
Business Activity 2010

Offices	94*

Employees	6,550+**

Total Transaction Value	$20.9 billion

Property Sales (# of Transactions)	6,425

Property Sales (Transaction Value)	$16.6 billion

Property Leasing (# of Transactions)	11,500

Property Leasing (Transaction Value)	$4.3 billion

Property & Corporate Facilities Under Management	1.0 billion sq. ft.*

Investment Assets Under Management	$1.1 billion

Valuation & Advisory Assignments	19,725

Project Management Contract Value	$3.6 billion

* includes affiliate offices
** excludes approximately 1,900 affiliate employees

CB Richard Ellis Group, Inc.

Office Services
Worldwide
Business Activity 2010

Total Transaction Value	$67.0 billion

Property Sales (# of Transactions)	1,500

Property Sales (Transaction Value)	$24.2 billion

Property Leasing (# of Transactions)	27,150

Property Leasing (Transaction Value)	$42.8 billion

Property & Corporate Facilities Under Management	1.1 billion sq. ft.*

Loan Originations	$5.2 billion**

Valuation & Advisory Assignments	29,700

* includes affiliate offices
** includes loan sale advisory

CB Richard Ellis Group, Inc.

Office Services
The Americas
Business Activity 2010

Total Transaction Value	$43.4 billion

Property Sales (# of Transactions)	775

Property Sales (Transaction Value)	$9.7 billion

Property Leasing (# of Transactions)	18,700

Property Leasing (Transaction Value)	$33.7 billion

Property & Corporate Facilities Under Management	0.7 billion sq. ft.*

Loan Originations	$4.6 billion**

Valuation & Advisory Assignments	5,000

* includes affiliate offices
** includes loan sale advisory

CB Richard Ellis Group, Inc.

Industrial Services
Worldwide
Business Activity 2010

Total Transaction Value	$16.9 billion

Property Sales (# of Transactions)	2,100

Property Sales (Transaction Value)	$10.0 billion

Property Leasing (# of Transactions)	9,450

Property Leasing (Transaction Value)	$6.9 billion

Property & Corporate Facilities Under Management	0.7 billion sq. ft.*

Loan Originations	$1.5 billion**

Valuation & Advisory Assignments	17,450

* includes affiliate offices
** includes loan sale advisory

CB Richard Ellis Group, Inc.

Industrial Services
The Americas
Business Activity 2010

Total Transaction Value	$11.3 billion

Property Sales (# of Transactions)	1,275

Property Sales (Transaction Value)	$5.7 billion

Property Leasing (# of Transactions)	7,475

Property Leasing (Transaction Value)	$5.6 billion

Property & Corporate Facilities Under Management	0.4 billion sq. ft.*

Loan Originations	$1.1 billion**

Valuation & Advisory Assignments	5,800

* includes affiliate offices
** includes loan sale advisory

CB Richard Ellis Group, Inc.

Retail Services
Worldwide
Business Activity 2010

Total Transaction Value	$21.4 billion

Property Sales (# of Transactions)	1,725

Property Sales (Transaction Value)	$9.4 billion

Property Leasing (# of Transactions)	7,800

Property Leasing (Transaction Value)	$12.0 billion

Property & Corporate Facilities Under Management	0.4 billion sq. ft.*

Loan Originations	$1.0 billion**

Valuation & Advisory Assignments	34,900

* includes affiliate offices
** includes loan sale advisory

CB Richard Ellis Group, Inc.

Retail Services
The Americas
Business Activity 2010

Total Transaction Value	$7.2 billion

Property Sales (# of Transactions)	850

Property Sales (Transaction Value)	$3.6 billion

Property Leasing (# of Transactions)	4,500

Property Leasing (Transaction Value)	$3.6 billion

Property & Corporate Facilities Under Management	0.2 billion sq. ft.*

Loan Originations	$0.9 billion**

Valuation & Advisory Assignments	7,325

* includes affiliate offices
** includes loan sale advisory